UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2024

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2024, in connection with the proposed business combination among Coliseum Acquisition Corp. (the “Company”), Rain Enhancement Technologies, Inc. (“RET”), Rain Enhancement Technologies Holdco, Inc. (“Holdco”), Rainwater Merger Sub 1, Inc. and Rainwater Merger Sub 2A, Inc. (the “Business Combination”), Coliseum Acquisition Sponsor, LLC (the “Previous Sponsor”) and Berto, LLC (the “New Sponsor”) entered into an agreement (the “Warrant Exchange Agreement”) with the Company and Holdco to exchange, at the closing of the Business Combination, all 3,225,000 outstanding Private Placement Warrants (as defined below) for Class A common stock of Holdco, par value $0.0001 per share (“Holdco Class A Common Stock”), at an exchange ratio of 0.25 shares of Holdco Class A Common Stock per Private Placement Warrant (the “Warrant Exchange”). Prior to the Warrant Exchange, such warrants (the “Private Placement Warrants”) pursuant to their terms were exercisable for the Company’s Class A ordinary shares at an initial exercise price of $11.50 per share beginning 30 days after the closing of the Business Combination. Accordingly, as a result of the Warrant Exchange, Holdco will issue an aggregate of 806,250 shares of Holdco Class A Common Stock to the former holders of Private Placement Warrants at the closing of the Business Combination and such Private Placement Warrants will be cancelled and no longer outstanding. The shares issued in connection with the Warrant Exchange will be subject to a two-year lockup following the closing of the Business Combination and will be treated for all purposes as “Lock-Up Shares” under the previously announced lock-up agreement to be entered into by and among Holdco, the New Sponsor, the Previous Sponsor, Paul T. Dacier, Harry L. You, and Niccolo de Masi, or their affiliates, and the other parties thereto.

The foregoing description of the Warrant Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant Exchange Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Warrant Exchange Agreement, dated December 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Business Combination and Where to Find it

As previously disclosed, the Company entered into a Business Combination Agreement with RET, Holdco, and the other parties thereto, dated June 25, 2024, as subsequently amended on August 22, 2024, which provides that, subject to the satisfaction or waiver of the conditions therein, the Company will complete the Business Combination. The Business Combination will be submitted to shareholders of the Company for their consideration. The Registration Statement on Form S-4 (File No. 333-283425) (as amended, the “Registration Statement”) filed by RET and Holdco, which was declared effective by the Securities and Exchange Commission (“SEC”) on December 10, 2024, includes a proxy statement/prospectus that is both the proxy statement of the Company and a prospectus of Holdco relating to the shares to be issued in connection with the Business Combination (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus was mailed to the Company’s shareholders of record as of November 26, 2024, the record date established for voting on the Business Combination. The Company, RET, and/or Holdco may also file other relevant documents regarding the Business Combination with the SEC. This Current Report on Form 8-K and the exhibit hereto do not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors, security holders of RET, the Company, and other interested persons are urged to read the Proxy Statement/Prospectus and any amendments or supplements thereto in connection with the Company’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, RET, Holdco, and the Business Combination.

Investors and security holders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company, RET and/or Holdco through the website maintained by the SEC at www.sec.gov. The documents filed by the Company, RET, and/or Holdco with the SEC also may be obtained free of charge upon written request to the Company at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

The Company, RET, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC, and such information and names of RET’s directors and executive officers is also contained in the Registration Statement, which includes the Proxy Statement/Prospectus. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibit hereto are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K or the exhibit hereto, and on the current expectations of RET’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be viewed by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of the Company, RET, and Holdco. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully consummate the Business Combination; the ability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the Company’s shareholders and the satisfaction of the minimum cash condition; the amount of redemption requests made by the Company’s public shareholders; the effect of the announcement and pendency of the Business Combination on RET’s business; RET’s ability to manage future growth; Holdco’s ability to meet the listing standards of Nasdaq; the failure to obtain, maintain, adequately protect, or enforce RET’s intellectual property rights; the numerous regulatory and legal requirements that RET will need to comply with to operate its business; the concentrated ownership of Holdco’s stock in RET’s principal stockholders; and the other risks presented elsewhere herein and in the Registration Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement, along with the risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company, Holdco, and RET from time to time with the SEC. There may be additional risks that neither the Company, Holdco, nor RET presently know or that the Company, Holdco, and RET currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Current Report on Form 8-K, and such information may be inaccurate or incomplete. The Company, Holdco, and RET expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, RET’s or Holdco’s management team or businesses associated with them is presented for informational purposes only. Past performance by RET’s or Holdco’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RET’s or Holdco’s management team or businesses associated with them as indicative of RET’s or Holdco’s future performance of an investment or the returns RET or Holdco will, or is likely to, generate going forward.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto do not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of RET, Holdco, or the Company in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of the jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLISEUM ACQUISITION CORP.

Date: December 18, 2024	By:	/s/ Oanh Truong
	Name:	Oanh Truong
	Title:	Chief Financial Officer and interim Chief Executive Officer